Exhibit 10.7

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [●], 2023, is made and entered into by and among Flexjet, Inc., a Delaware corporation (the “Company”), Flexjet Sub, LLC, a Delaware limited liability company and successor in interest to Horizon Acquisition Corporation II (“Horizon”) and a direct wholly-owned subsidiary of the Company (“Merger Sub 2”), Directional Capital LLC, a Delaware limited liability company (“Directional”), Eldridge Industries, LLC, a Delaware limited liability company (“Eldridge”), Horizon II Sponsor, LLC, a Delaware limited liability company (the “Sponsor”), and the undersigned parties listed under “Epic Holders” on the signature page(s) hereto (each such party an “Epic Holder,”[1] and, together with Eldridge, Directional, Sponsor and any other person or entity who is identified on the signature pages hereto as a “Holder” or hereafter becomes a party to this Agreement pursuant to Section 5.2 of this Agreement, the “Holders” and each, a “Holder”).

RECITALS

WHEREAS, Merger Sub 2, as successor in interest to Horizon, and the Sponsor are party to that certain Registration and Shareholder Rights Agreement, dated as of October 22, 2020 (the “Original Agreement”);

WHEREAS, the Company, Horizon, OTH Merger Sub 1, LLC, a Delaware limited liability company (“Merger Sub 1”), Merger Sub 2, and Epic Aero, Inc., a Delaware corporation (“Epic”), have entered into that certain Business Combination Agreement, dated as of October 11, 2022 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), pursuant to which, among other things, (i) Horizon merged with and into Merger Sub 2 with Merger Sub 2 surviving such merger as a direct, wholly owned subsidiary of Flexjet, and (ii) Merger Sub 1 merged with and into a Delaware corporation that will be formed prior to the Closing (the “Combined TargetCo”), with Combined TargetCo surviving such merger as an indirect, wholly owned subsidiary of Flexjet.

WHEREAS, in connection with the consummation of the transactions described above, Merger Sub 2 (as successor in interest to Horizon) and the Sponsor desire to amend and restate the Original Agreement in its entirety as set forth herein, and the Company and the Holders desire to enter into this Agreement, pursuant to which the Company shall grant the Holders certain registration rights with respect to certain securities of the Company, as set forth in this Agreement.

NOW, THEREFORE, in consideration of the representations, covenants and agreements contained herein, and certain other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Article I

Definitions

1.1             Definitions. Capitalized terms used herein but not defined in this Agreement shall have the meanings ascribed to them in the Business Combination Agreement. The terms defined in this Article I shall, for all purposes of this Agreement, have the respective meanings set forth below:

“$10.00 Exercise Warrants” means the warrants to purchase shares of Common Stock at an exercise price of $10.00 per share.

1 Note to Draft: To include the Pubco’s directors, officers and affiliates.

“$15.00 Exercise Warrants” means the warrants to purchase shares of Common Stock at an exercise price of $15.00 per share.

“Action” means any claim, complaint, action, suit, proceeding, audit, examination, assessment, arbitration, litigation, mediation or investigation, by or before any Governmental Authority.

“Adverse Disclosure” means any public disclosure of material non-public information, which disclosure, in the good faith judgment of the Board, the Chief Executive Officer or principal financial officer of the Company, after consultation with counsel to the Company, (a) would be required to be made in any Registration Statement or Prospectus in order for the applicable Registration Statement or Prospectus not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements contained therein (in the case of any prospectus and any preliminary prospectus, in the light of the circumstances under which they were made) not misleading, (b) would not be required to be made at such time if the Registration Statement were not being filed, declared effective or used, as the case may be, and (c) as to which the Company has a bona fide business purpose for not making such information public.

“Affiliate” means, with respect to any specified person, any other person that, directly or indirectly, controls, is controlled by, or is under common control with, such specified person, whether through one or more intermediaries or otherwise. The term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning given in the Preamble hereto.

“Automatic Shelf Registration Statement” has the meaning set forth in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Board” means the board of directors of the Company.

“Business Combination Agreement” has the meaning given in the Recitals hereto.

“Common Stock” means the common stock, par value $0.0001 per share, of the Company.

“Closing” means the closing of the transactions contemplated by the Business Combination Agreement.

“Closing Date” means [●], 2023.

“Commission” means the Securities and Exchange Commission.

“Company” has the meaning given in the Preamble hereto and includes the Company’s successors by recapitalization, merger, consolidation, spin-off, reorganization or similar transaction.

“Demanding Holder” has the meaning given in subsection 2.1.3.

“Demand Registration” has the meaning given in subsection 2.1.3.

“Directional” has the meaning given in the Preamble hereto.

“Eldridge” has the meaning given in the Preamble hereto.

“Exchange Act” means the Securities Exchange Act of 1934, as it may be amended from time to time.

“Form S-1 Shelf” has the meaning given in subsection 2.1.1.

“Form S-3 Shelf” has the meaning given in subsection 2.1.1.

“Governmental Authority” means any federal, state, provincial, municipal, local, or foreign (a) government or governmental authority, (b) regulatory or administrative agency, (c) governmental commission, department, board, bureau, agency or instrumentality, or (d) court or tribunal.

“Holders” has the meaning given in the Preamble hereto, for so long as such person or entity holds any Registrable Securities.

“Holder Information” has the meaning given in subsection 4.1.2.

“Horizon” has the meaning given in the Preamble hereto.

“Lock-up Period” has the meaning given to such term in the Stockholders’ Agreement.

“Maximum Number of Securities” has the meaning given in subsection 2.1.5.

“Minimum Demand Threshold” has the meaning given in subsection 2.1.4.

“Misstatement” means an untrue statement of a material fact or an omission to state a material fact required to be stated in a Registration Statement or Prospectus, or necessary to make the statements in a Registration Statement or Prospectus, in the light of the circumstances under which they were made, not misleading.

“Original Agreement” has the meaning given in the Recitals hereto.

“Permitted Transferee” means (i) any person or entity to whom a Holder of Registrable Securities is permitted to Transfer such Registrable Securities or (ii) any other person or entity with the prior written consent of the Company, including prior to the expiration of the any lock-up period applicable to such Registrable Securities, subject to and in accordance with any applicable agreement between such Holder and/or their respective Permitted Transferees and the Company, and any transferee thereafter.

“Piggyback Registration” has the meaning given in subsection 2.2.1.

“Private Placement Warrants” means the warrants to purchase shares of Common Stock at an exercise price of $11.50 per share that were initially issued to the Sponsor in the private placement that occurred concurrently with the closing of Horizon’s initial public offering and which were assumed by the Company in connection with the transactions contemplated by the Business Combination Agreement.

“Prospectus” means the prospectus included in any Registration Statement, (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance on Rules 430A or 430B under the Securities Act or any successor rule thereto), as supplemented by any and all prospectus supplements and as amended by any and all post-effective amendments and including all materials incorporated by reference in such prospectus.

“Registrable Security” means (a) any outstanding shares of Common Stock or shares of Common Stock issuable upon the exercise of any Warrants held by a Holder immediately following the Closing, or that a Holder has the right to receive pursuant to the Business Combination Agreement, but exclude any security received pursuant to an incentive plan adopted by the Company or its subsidiaries on or after the Closing Date; (b) any outstanding shares of Common Stock or warrants to purchase shares of Common Stock (including any shares of Common Stock issued or issuable upon the exercise of any such warrant) of the Company acquired by a Holder following the date hereof to the extent that such securities are “restricted securities” (as defined in Rule 144) or are otherwise held by an “affiliate” (as defined in Rule 144) of the Company; and (c) any other equity security of the Company or any of its subsidiaries issued or issuable with respect to any securities referenced in clause (a) or (b) above by way of a stock dividend or stock split or in connection with a conversion, distribution, exchange, reclassification, recapitalization, merger, consolidation, spin-off, reorganization or similar transaction; provided, however, that, as to any particular Registrable Security, such securities shall cease to constitute Registrable Securities upon the earliest to occur of: (i) the date on which such securities have been sold, transferred, disposed of or exchanged pursuant to an effective Registration Statement, pursuant to Rule 144 under the Securities Act or any other exemption from registration under the securities laws of the United States; (ii) the date on which such securities cease to be outstanding; (iii) the date on which such securities may be sold, transferred, disposed of or exchanged without registration pursuant to Rule 144 promulgated under the Securities Act (or any successor rule promulgated thereafter by the Commission) (but with no volume or other restrictions or limitations including as to manner or timing of sale); and (iv) the date on which such securities have been sold to, or through, a broker, dealer or underwriter in a public distribution or other public securities transaction.

“Registration” means a registration, including any related Shelf Takedown, effected by preparing and filing a registration statement, prospectus or similar document in compliance with the requirements of the Securities Act, and the applicable rules and regulations promulgated thereunder, and such registration statement becoming effective.

“Registration Expenses” means the documented, out-of-pocket expenses of a Registration, including, without limitation, the following:

(a)              all registration and filing fees (including fees with respect to filings required to be made with the Financial Industry Regulatory Authority, Inc.) and any securities exchange on which the Common Stock is then listed;

(b)             fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of outside counsel for the Underwriters in connection with blue sky qualifications of Registrable Securities);

(c)              printing, messenger, telephone and delivery expenses;

(d)             reasonable fees and disbursements of counsel for the Company;

(e)              reasonable fees and disbursements of all independent registered public accountants of the Company incurred specifically in connection with such Registration; and

(f)              reasonable fees and expenses of one (1) legal counsel (not to exceed $100,000 in the aggregate for each Registration without prior approval of the Company) selected by the majority-in-interest of the Demanding Holders in an Underwritten Offering.

“Registration Statement” means any registration statement that covers the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus included in such registration statement, amendments (including post-effective amendments) and supplements to such registration statement, and all exhibits to and all material incorporated by reference in such registration statement.

“Requesting Holder” means any Holder requesting piggyback rights pursuant to this Agreement with respect to a Demand Registration or an Underwritten Shelf Takedown.

“Securities Act” means the Securities Act of 1933, as amended.

“Shelf” has the meaning given in subsection 2.1.1.

“Shelf Registration” means a registration of securities pursuant to a registration statement filed with the Commission in accordance with and pursuant to Rule 415 promulgated under the Securities Act (or any successor rule then in effect).

“Shelf Takedown” means an Underwritten Shelf Takedown or any proposed transfer or sale using a Registration Statement, including a Piggyback Registration.

“Sponsor” has the meaning given in the Preamble hereto.

“Stockholders’ Agreement” means that certain Stockholders’ Agreement, dated as of [●], 2023, by and among the Company, the Sponsor, Directional, Eldridge and the other parties thereto.

“Subsequent Shelf Registration” has the meaning given in subsection 2.1.2.

“Transfer” means the (a) sale of, offer to sell, contract or agreement to sell, hypothecate, pledge, grant of any option to purchase or otherwise dispose of or agreement to dispose of, directly or indirectly, or establishment or increase of a put equivalent position or liquidation with respect to or decrease of a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any security, (b) entry into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any security, whether any such transaction is to be settled by delivery of such securities, in cash or otherwise, or (c) public announcement of any intention to effect any transaction specified in clause (a) or (b).

“Underwriter” means any investment banker(s) and manager(s) appointed to administer the offering of any Registrable Securities as principal in an Underwritten Offering.

“Underwritten Offering” means a Registration in which securities of the Company are sold to an Underwriter in a firm commitment underwriting for distribution to the public.

“Underwritten Shelf Takedown” has the meaning given in subsection 2.1.4.

“Warrants” means the Private Placement Warrants, the $10.00 Exercise Warrants and the $15.00 Exercise Warrants.

“Well-Known Seasoned Issuer” has the meaning set forth in Rule 405 promulgated by the Commission pursuant to the Securities Act.

“Withdrawal Notice” has the meaning given in subsection 2.1.6.

Article II

Registrations and Offerings

2.1             Shelf Registration.

2.1.1        Filing. The Company shall file (or confidentially submit) within 30 days of the Closing Date (the “Filing Deadline”), a Registration Statement for a Shelf Registration on Form S-1 (the “Form S-1 Shelf”) or, if the Company is eligible to use a Registration Statement on Form S-3, a Shelf Registration Statement on Form S-3 (the “Form S-3 Shelf,” and together with the Form S-1 Shelf, as applicable (and any Subsequent Shelf Registration), the “Shelf”), in each case, covering the resale of all the Registrable Securities (determined as of two (2) business days prior to such filing or submission) on a delayed or continuous basis and containing a Prospectus in such form as to permit any Holder to sell such Registrable Securities pursuant to Rule 415 at any time beginning on the effective date of such Shelf. The Company shall use commercially reasonable efforts to cause the Shelf to become effective as soon as practicable after such filing, but in no event later than 60 calendar days following the Filing Deadline (the “Effectiveness Deadline”); provided, that the Effectiveness Deadline shall be extended to 90 calendar days after the Filing Deadline if the Shelf is reviewed by, and receives comments from, the Commission. The Shelf shall provide for the resale of the Registrable Securities included therein pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. The Company shall maintain a Shelf in accordance with the terms hereof, and shall prepare and file with the Commission such amendments, including post-effective amendments, and supplements as may be necessary to keep such Shelf continuously effective, available for use to permit the Holders named therein and any Permitted Transferees of Registrable Securities to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. In the event the Company files a Form S-1 Shelf, the Company shall use its reasonable best efforts to convert the Form S-1 Shelf (and any Subsequent Shelf Registration) to a Form S-3 Shelf as soon as practicable after the Company is eligible to use Form S-3. The Company’s obligations under this subsection 2.1.1, shall, for the avoidance of doubt, be subject to Section 3.4.

2.1.2        Subsequent Shelf Registration. If any Shelf ceases to be effective under the Securities Act for any reason at any time while Registrable Securities are still outstanding, the Company shall, subject to Section 3.4 use its reasonable best efforts to as promptly as is reasonably practicable cause such Shelf to again become effective under the Securities Act (including using commercially reasonable efforts to obtain the prompt withdrawal of any order suspending the effectiveness of such Shelf), and shall use its reasonable best efforts to as promptly as is reasonably practicable amend such Shelf in a manner reasonably expected to result in the withdrawal of any order suspending the effectiveness of such Shelf or file an additional registration statement as a Shelf Registration (a “Subsequent Shelf Registration”) registering the resale of all Registrable Securities (determined as of two (2) business days prior to such filing), and pursuant to any method or combination of methods legally available to, and requested by, any Holder named therein. If a Subsequent Shelf Registration is filed, the Company shall use its reasonable best efforts to (a) cause such Subsequent Shelf Registration to become effective under the Securities Act as promptly as is reasonably practicable after the filing thereof (it being agreed that the Subsequent Shelf Registration shall be an Automatic Shelf Registration Statement if the Company is a Well-Known Seasoned Issuer at the most recent applicable eligibility determination date) and (b) keep such Subsequent Shelf Registration continuously effective, available for use to permit the Holders named therein to sell their Registrable Securities included therein and in compliance with the provisions of the Securities Act until such time as there are no longer any Registrable Securities. Any such Subsequent Shelf Registration shall be on Form S-3 to the extent that the Company is eligible to use such form. If the Company files a Form S-3 Shelf and thereafter the Company becomes ineligible to use Form S-3 for secondary sales, the Company shall use its reasonable best efforts to file a Form S-1 Shelf as promptly as reasonably practicable to replace the shelf registration statement that is a Form S-3 Shelf and have the Form S-1 Shelf declared effective as promptly as reasonably practicable and to cause such Form S-1 Shelf to remain effective, and to be supplemented and amended to the extent necessary to ensure that such Registration Statement is available or, if not available, that another Registration Statement is available, for the resale of all the Registrable Securities held by the Holders until all such Registrable Securities have ceased to be Registrable Securities

2.1.3        Demand Registration Rights. Subject to the provisions of subsection 2.1.5 and Section 3.4, at any time that a Shelf provided for in Section 2.1 is not available for use by either Eldridge or Directional following such Shelf being declared effective by the Commission, at any time and from time to time, either Eldridge or Directional (in such case, a “Demanding Holder”) shall have the right to make a written demand for Registration of all or part of their Registrable Securities, which written demand shall describe the amount and type of securities to be included in such Registration and the intended method(s) of distribution thereof (such written demand a “Demand Registration”); provided that the Company shall only be obligated to effect a Demand Registration if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price (including piggyback securities and before underwriting discounts) reasonably expected to exceed the Minimum Demand Threshold (as defined below). The Company shall, within ten (10) days of the Company’s receipt of the Demand Registration, notify, in writing, all other Holders of Registrable Securities of such demand, and each Holder of Registrable Securities who thereafter wishes to include all or a portion of such Holder’s Registrable Securities in a Registration pursuant to such Demand Registration (each such Holder that wishes to include all or a portion of such Holder’s Registrable Securities in such Registration, a “Requesting Holder”) shall so notify the Company, in writing, within five (5) days after the receipt by such Requesting Holder of the Demand Registration notice from the Company. Upon receipt by the Company of any such written notification from a Requesting Holder(s) to the Company, such Requesting Holder(s) shall be entitled to have their Registrable Securities included in a Registration Statement pursuant to such Demand Registration and the Company shall effect, as soon thereafter as practicable, but in no event more than forty-five (45) calendar days after the Company’s receipt of the Demand Registration, the Registration of all Registrable Securities requested by the Demanding Holders and Requesting Holders pursuant to such Demand Registration.

2.1.4        Requests for Underwritten Shelf Takedowns. At any time and from time to time after the Shelf has been declared effective by the Commission, Eldridge or Directional (in such case, a “Demanding Holder”) may, subject to the provisions of subsection 2.1.5 and Section 3.4 hereof, may request to sell all or any portion of its Registrable Securities in an Underwritten Offering that is registered pursuant to the Shelf (each, an “Underwritten Shelf Takedown”); provided that the Company shall only be obligated to effect an Underwritten Shelf Takedown if such offering shall include Registrable Securities proposed to be sold by the Demanding Holder with a total offering price (including piggyback securities and before underwriting discounts) reasonably expected to exceed, in the aggregate, $50,000,000 (the “Minimum Demand Threshold”). The right of such Demanding Holders or Requesting Holder(s) (if any) to include their Registrable Securities in such Underwritten Offering shall be conditioned upon such Demanding Holders’ or Requesting Holder(s)’ (if any) participation in such Underwritten Offering. All requests for Underwritten Shelf Takedowns shall be made by giving written notice to the Company, which shall specify the approximate number of Registrable Securities proposed to be sold in the Underwritten Shelf Takedown and the expected price range (net of underwriting discounts and commissions) of such Underwritten Shelf Takedown. The Holders that requested such Underwritten Shelf Takedown shall have the right to select the Underwriters for such offering (which shall consist of one (1) or more reputable nationally recognized investment banks), subject to the initial Demanding Holder’s prior approval (which shall not be unreasonably withheld, conditioned or delayed). Eldridge, on the one hand, and Directional, on the other hand, may each demand not more than two (2) Registrations pursuant to a Demand Registration (which includes an Underwritten Shelf Takedown) under subsections 2.1.3 and 2.14 in any twelve-month period and the Company shall be obligated to effect no more than a total of three (3) such Registrations in any twelve-month period. Notwithstanding anything to the contrary in this Agreement, the Company may effect any Underwritten Offering pursuant to any then effective Registration Statement, including a Form S-3 that is then available for such offering.

2.1.5        Reduction of Underwritten Offering. If the managing Underwriter or Underwriters in an Underwritten Shelf Takedown, in good faith, advise the Company, the Demanding Holders and the Holders requesting piggyback rights pursuant to this Agreement with respect to such Underwritten Shelf Takedown (the “Requesting Holders”) (if any) in writing that the dollar amount or number of Registrable Securities that the Demanding Holders and the Requesting Holders (if any) desire to sell, taken together with all other equity securities that the Company desires to sell and all other equity securities, if any, that have been requested to be sold in such Underwritten Offering pursuant to separate written contractual piggyback registration rights held by any other shareholders, exceeds the maximum dollar amount or maximum number of equity securities that can be sold in the Underwritten Offering without adversely affecting the proposed offering price, the timing, the distribution method, or the probability of success of such offering (such maximum dollar amount or maximum number of such securities, as applicable, the “Maximum Number of Securities”), then the Company shall include in such Underwritten Offering, as follows: (a) first, the Registrable Securities of the Demanding Holders (pro rata based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Underwritten Shelf Takedown and the aggregate number of Registrable Securities that all of the Demanding Holders have requested be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities; (b) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (a), the Registrable Securities of Requesting Holders (pro rata based on the respective number of Registrable Securities that each Requesting Holder has requested to be included in such Underwritten Shelf Takedown) that can be sold without exceeding the Maximum Number of Securities; (c) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a) and (b), the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (c) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (a), (b) and (c), such other equity securities of other persons or entities that the Company is obligated to include in such Underwritten Offering pursuant to separate written contractual arrangements with such persons and that can be sold without exceeding the Maximum Number of Securities.

2.1.6        Demand Registration Withdrawal. A majority-in-interest of the Demanding Holders initiating an Underwritten Shelf Takedown shall have the right to withdraw from such Demand Registration or Underwritten Shelf Takedown for any or no reason whatsoever upon written notification (a “Withdrawal Notice”) to the Company and the Underwriter or Underwriters (if any) of their intention to withdraw from such Registration at least two (2) business days prior to the effectiveness of the Registration Statement filed with the Commission with respect to the Registration of their Registrable Securities pursuant to such Demand Registration or, in the case of an Underwritten Shelf Takedown at least five (5) business days prior to the time of pricing of the applicable offering; provided that Directional or Eldridge may elect to have the Company continue an Underwritten Shelf Takedown if the Minimum Demand Threshold would still be satisfied by the Registrable Securities proposed to be sold in the Underwritten Shelf Takedown by Directional or Eldridge, as applicable. If withdrawn, a demand for a Demand Registration or an Underwritten Shelf Takedown shall constitute a demand for a Demand Registration by the withdrawing Demanding Holder for purposes of subsection 2.1.4, unless either (a) such withdrawal occurs during a period the Company has deferred taking action pursuant to Section 3.4 hereof or (b) the withdrawing Demanding Holder reimburses the Company for all Registration Expenses with respect to such Demand Registration or Underwritten Shelf Takedown (or, if there is more than one Demanding Holder, a pro rata portion of such Registration Expenses based on the respective number of Registrable Securities that each Demanding Holder has requested be included in such Demand Registration or Underwritten Shelf Takedown); provided that, if Directional or Eldridge elects to continue an Underwritten Shelf Takedown pursuant to the proviso in the immediately preceding sentence, such Demand Registration or Underwritten Shelf Takedown shall instead count as a Demand Registration demanded by Directional or Eldridge, as applicable, for purposes of subsection 2.1.4. Following the receipt of any Withdrawal Notice, the Company shall promptly forward such Withdrawal Notice to any other Holders that had elected to participate in such Registration. Notwithstanding anything to the contrary in this Agreement, the Company shall be responsible for the Registration Expenses incurred in connection with a Demand Registration prior to its withdrawal under this subsection 2.1.6, other than if a Demanding Holder elects to pay such Registration Expenses pursuant to the second sentence of this subsection 2.1.6.

2.2             Piggyback Registration.

2.2.1        Piggyback Rights. Subject to Section 3.4, if the Company (for its own account or for the account of persons or entities other than the Holders of Registrable Securities) or any Holder proposes to conduct a registered offering of, or if the Company proposes to file a Registration Statement under the Securities Act with respect to the Registration of equity securities of the Company, or securities or other obligations exercisable or exchangeable for, or convertible into equity securities of the Company, for its own account or for the account of shareholders of the Company (or by the Company and by the shareholders of the Company including, without limitation, an Underwritten Shelf Takedown pursuant to Section 2.1 hereof), other than a Registration Statement (or any registered offering with respect thereto) (a) filed in connection with any employee stock option or other benefit plan, (b) pursuant to a Registration Statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (c) for an exchange offer or offering of securities solely to the Company’s existing shareholders, (d) for an offering of debt that is convertible into equity securities of the Company or (e) for a dividend reinvestment plan, then the Company shall give written notice of such proposed offering to all of the Holders of Registrable Securities as soon as practicable but not less than seven (7) days before the anticipated filing date of such Registration Statement or, in the case of an Underwritten Offering pursuant to a Shelf Registration, the launch date of such offering, which notice shall (i) describe the amount and type of securities to be included in such offering, the intended method(s) of distribution, and the name of the proposed managing Underwriter or Underwriters, if any and if known, in such offering, and (ii) offer to all of the Holders of Registrable Securities the opportunity to include in such registered offering such number of Registrable Securities as such Holders may request in writing within three (3) days after receipt of such written notice (such registered offering, a “Piggyback Registration”). Subject to subsection 2.2.2, the Company shall, in good faith, cause such Registrable Securities to be included in such Piggyback Registration and, if applicable, shall use its reasonable best efforts to cause the managing Underwriter or Underwriters of such Piggyback Registration to permit the Registrable Securities requested by the Holders pursuant to this subsection 2.2.1 to be included therein on the same terms and conditions as any similar securities of the Company included in such registered offering and to permit the sale or other disposition of such Registrable Securities in accordance with the intended method(s) of distribution thereof. The inclusion of any Holder’s Registrable Securities in a Piggyback Registration shall be subject to such Holder’s agreement to abide by the terms of Section 3.3 below.

2.2.2        Reduction of Piggyback Registration. If the managing Underwriter or Underwriters in an Underwritten Offering that is to be a Piggyback Registration, in good faith, advises the Company and the Holders of Registrable Securities participating in the Piggyback Registration in writing that the dollar amount or number of the equity securities that the Company desires to sell, taken together with (a) the Registrable Securities, if any, as to which registration has been requested pursuant to Section 2.2 hereof and (b) the equity securities, if any, as to which Registration or a registered offering has been requested pursuant to separate written contractual registration rights of other shareholders of the Company, exceeds the Maximum Number of Securities, then:

(i)               If the Registration or registered offering is undertaken for the Company’s account, the Company shall include in any such Registration or registered offering (A) first, the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1 hereof, pro rata based on the respective number of Registrable Securities that each Holder has requested be included in such Registration and the aggregate number of Registrable Securities that the Holders have requested to be included in such Registration, that can be sold without exceeding the Maximum Number of Securities; and (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities, if any, as to which Registration or a registered offering has been requested pursuant to written contractual piggyback registration rights of other shareholders of the Company, that can be sold without exceeding the Maximum Number of Securities;

(ii)             If the Registration or registered offering is pursuant to a request by persons or entities other than the Holders of Registrable Securities, then the Company shall include in any such Registration or registered offering (A) first, the equity securities of such requesting persons or entities that can be sold without exceeding the Maximum Number of Securities; (B) second, to the extent that the Maximum Number of Securities has not been reached under the foregoing clause (A), the Registrable Securities of Holders exercising their rights to register their Registrable Securities pursuant to subsection 2.2.1, pro rata based on the number of Registrable Securities that each Holder has requested be included in such Underwritten Offering relative to the aggregate number of Registrable Securities that all Holders have requested to be included in such Underwritten Offering, that can be sold without exceeding the Maximum Number of Securities; (C) third, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A) and (B), the equity securities that the Company desires to sell that can be sold without exceeding the Maximum Number of Securities; and (D) fourth, to the extent that the Maximum Number of Securities has not been reached under the foregoing clauses (A), (B) and (C), the equity securities for the account of other persons or entities that the Company is obligated to register pursuant to separate written contractual piggyback arrangements with such persons or entities that can be sold without exceeding the Maximum Number of Securities.

(iii)           If the Registration or registered offering and Underwritten Shelf Takedown is pursuant to a request by Holder(s) of Registrable Securities pursuant to Section 2.1 hereof, then the Company shall include in any such Registration or registered offering securities in the priority set forth in subsection 2.1.5.

2.2.3        Piggyback Registration Withdrawal. Any Holder of Registrable Securities (other than a Demanding Holder, whose right to withdraw from a Demand Registration or an Underwritten Shelf Takedown, and related obligations, shall be governed by subsection 2.1.6) shall have the right to withdraw from a Piggyback Registration for any or no reason whatsoever upon written notification to the Company and the Underwriter or Underwriters (if any) of his, her or its intention to withdraw from such Piggyback Registration prior to the effectiveness of the Registration Statement filed with the Commission with respect to such Piggyback Registration or, in the case of a Piggyback Registration pursuant to a Shelf Registration, the filing of the applicable “red herring” prospectus or prospectus supplement with respect to such Piggyback Registration used for marketing such transaction. The Company (whether on its own good faith determination or as the result of a request for withdrawal by persons pursuant to separate written contractual obligations) may withdraw a Registration Statement filed with the Commission in connection with a Piggyback Registration (which, in no circumstance, shall include a Shelf) at any time prior to the effectiveness of such Registration Statement. Notwithstanding anything to the contrary in this Agreement (other than subsection 2.1.6), the Company shall be responsible for the Registration Expenses incurred in connection with the Piggyback Registration prior to its withdrawal under this subsection 2.2.3.

2.2.4        Unlimited Piggyback Registration Rights. For purposes of clarity, subject to subsection 2.1.6, any Piggyback Registration effected pursuant to Section 2.2 hereof shall not be counted as a Registration pursuant to a Demand Registration under subsections  2.1.3 or 2.1.4 hereof.

2.3             Market Stand-off. In connection with any Underwritten Offering of equity securities of the Company, if requested by the managing Underwriters, each Holder that holds more than 5% of the issued and outstanding Common Stock and each Holder participating in the Underwritten Offering, agrees that it shall not Transfer any shares of Common Stock (other than those included in such Underwritten Offering pursuant to this Agreement), without the prior written consent of the Company, during the seven (7) days prior (to the extent notice of such Underwritten Offering has been provided) to and the 90-day period (or such shorter time agreed to by the managing Underwriters) beginning on the date of pricing of such offering, except as expressly permitted by any applicable lock-up agreement in favor of the Underwriters or in the event the managing Underwriters otherwise agree by written consent. Each Holder agrees to execute a customary lock-up agreement in favor of the Underwriters to such effect (in each case on substantially the same terms and conditions as all such Holders). Notwithstanding the foregoing, with respect to an Underwritten Offering, a Holder shall not be subject to this Section 2.3 with respect to an Underwritten Offering unless each shareholder of the Company that (together with their Affiliates) hold at least 5% of the issued and outstanding Common Stock and each of the Company’s directors and executive officers have agreed to a lock-up on terms at least as restrictive with respect to such Underwritten Offering as requested of the Holders. A Holder’s obligations under the second sentence of this Section 2.3 shall only apply for so long as such Holder (together with its Affiliates) holds at least 5% of the issued and outstanding Common Stock.

Article III

Company Procedures

3.1             General Procedures. In connection with effecting any Shelf Registration, Shelf Takedown and/or other disposition of Registrable Securities pursuant to a Registration Statement contemplated herein (to the extent applicable), the Company shall use its reasonable best efforts to effect such Registration to permit the sale of such Registrable Securities in accordance with the intended plan of distribution thereof, and pursuant thereto the Company shall:

3.1.1        prepare and file with the Commission as soon as practicable a Registration Statement with respect to such Registrable Securities and use its reasonable best efforts to cause such Registration Statement to become effective and remain effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or have ceased to be Registrable Securities;

3.1.2        prepare and file with the Commission such amendments and post-effective amendments to the Registration Statement, and such supplements to the Prospectus, as may be reasonably requested by any Holder that holds at least five (5) percent of the Registrable Securities registered on such Registration Statement or any Underwriter of Registrable Securities or as may be required by the rules, regulations or instructions applicable to the Registration form used by the Company or by the Securities Act or rules and regulations thereunder to keep the Registration Statement effective until all Registrable Securities covered by such Registration Statement are sold in accordance with the intended plan of distribution set forth in such Registration Statement or supplement to the Prospectus or have ceased to be Registrable Securities;

3.1.3        prior to filing a Registration Statement or Prospectus, or any amendment or supplement thereto, furnish without charge to the Underwriters, if any, and the Holders of Registrable Securities included in such Registration, and such Holders’ legal counsel, copies of such Registration Statement as proposed to be filed, each amendment and supplement to such Registration Statement (in each case including all exhibits thereto and documents incorporated by reference therein), the Prospectus included in such Registration Statement (including each preliminary Prospectus), and such other documents as the Underwriters and the Holders of Registrable Securities included in such Registration or the legal counsel for any such Holders may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holders; provided that the Company shall have no obligation to furnish any documents publicly filed or furnished with the Commission pursuant to the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”);

3.1.4        prior to any public offering of Registrable Securities, use its reasonable best efforts to (a) register or qualify the Registrable Securities covered by the Registration Statement under such securities or “blue sky” laws of such jurisdictions in the United States as the Holders of Registrable Securities included in such Registration Statement (in light of their intended plan of distribution) may reasonably request (or provide evidence satisfactory to such Holders that the Registrable Securities are exempt from such Registration or qualification) and (b) take such action necessary to cause such Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable the Holders of Registrable Securities included in such Registration Statement to consummate the disposition of such Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify or take any action to which it would be subject to general service of process or taxation in any such jurisdiction where it is not then otherwise so subject;

3.1.5        cause all such Registrable Securities to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

3.1.6        provide a transfer agent or warrant agent, as applicable, and registrar for all such Registrable Securities no later than the effective date of such Registration Statement;

3.1.7        advise each seller of such Registrable Securities, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such Registration Statement or the initiation or threatening of any proceeding for such purpose and promptly use its reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

3.1.8        at least five (5) days prior to the filing of any Registration Statement or Prospectus or any amendment or supplement to such Registration Statement or Prospectus (or such shorter period of time as may be (a) necessary in order to comply with the Securities Act, the Exchange Act, and the rules and regulations promulgated under the Securities Act or Exchange Act, as applicable or (b) advisable in order to reduce the number of days that sales are suspended pursuant to Section 3.4), furnish a copy thereof to each seller of such Registrable Securities or its counsel (excluding any exhibits thereto and any filing made under the Exchange Act that is to be incorporated by reference therein);

3.1.9        notify the Holders at any time when a Prospectus relating to such Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes a Misstatement, and then to correct such Misstatement as set forth in Section 3.4 hereof;

3.1.10     in the event of any Underwritten Offering or Demand Offering, permit representatives of the Holders, the Underwriters or other financial institutions facilitating each transaction, if any, and any attorney, consultant or accountant retained by such Holders or Underwriter to participate, at each such person’s own expense, in the preparation of the Registration Statement, and cause the Company’s officers, directors and employees to supply all information reasonably requested by any such representative, Underwriter, financial institution, attorney, consultant or accountant in connection with the Registration; provided, however, that such representatives, Underwriters or financial institutions agree to confidentiality arrangements reasonably satisfactory to the Company, prior to the release or disclosure of any such information;

3.1.11     obtain a “cold comfort” letter from the Company’s independent registered public accountants in the event of an Underwritten Offering or other disposition pursuant to a registration statement contemplated herein that is facilitated by a financial institution which the participating Holders may rely on, in customary form and covering such matters of the type customarily covered by “cold comfort” letters for a transaction of its type as the managing Underwriter may reasonably request, and reasonably satisfactory to a majority-in-interest of the participating Holders;

3.1.12     in the event of any Underwritten Offering, on the date the Registrable Securities are delivered for sale pursuant to such Registration, to the extent customary for a transaction of its type, obtain an opinion, dated such date, of counsel representing the Company for the purposes of such Registration, addressed to the participating Holders, the placement agent or sales agent, if any, and the Underwriters or financial institution, if any, covering such legal matters with respect to the Registration in respect of which such opinion is being given as the participating Holders, placement agent, sales agent, Underwriter or financial institution may reasonably request and as are customarily included in such opinions and negative assurance letters, and reasonably satisfactory to a majority in interest of the participating Holders, as applicable;

3.1.13     in the event of any Underwritten Offering or other disposition pursuant to a registration statement contemplated herein that is facilitated by a financial institution or similar agent, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing Underwriter of such offering or such applicable financial institution;

3.1.14     make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months beginning with the first day of the Company’s first full calendar quarter after the effective date of the Registration Statement which satisfies the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder (or any successor rule promulgated thereafter by the Commission), and which requirement will be deemed to be satisfied if the Company timely files complete and accurate information on Forms 10-Q, 10-K and 8-K under the Exchange Act and otherwise complies with Rule 158 under the Securities Act;

3.1.15     with respect to an Underwritten Offering pursuant to subsection 2.1.4, use its reasonable best efforts to make available senior executives of the Company to participate in customary “road show” presentations that may be reasonably requested by the Underwriter in such Underwritten Offering; and

3.1.16     otherwise, in good faith, cooperate reasonably with, and take such customary actions as may reasonably be requested by the participating Holders, in connection with such Registration.

Notwithstanding the foregoing, the Company shall not be required to provide any documents or information to an Underwriter, broker, sales agent or placement agent if such Underwriter, broker, sales agent or placement agent has not then been named with respect to the applicable Underwritten Offering or other offering involving a registration as an Underwriter, broker, sales agent or placement agent, as applicable.

3.2             Registration Expenses. The Registration Expenses of all Registrations shall be borne by the Company. It is acknowledged by the Holders that the Holders shall bear all incremental selling expenses relating to the sale of Registrable Securities, such as Underwriters’ commissions and discounts, brokerage fees, Underwriter marketing costs and, other than as set forth in the definition of “Registration Expenses,” all reasonable fees and expenses of any legal counsel representing the Holders.

3.3             Requirements for Participation in Underwritten Offerings. Notwithstanding anything in this Agreement to the contrary, if any Holder does not provide the Company with its requested Holder Information, the Company may exclude such Holder’s Registrable Securities from the applicable Registration Statement or Prospectus if the Company determines, based on the advice of counsel, that such information is necessary to effect the registration and such Holder continues thereafter to withhold such information. No Holder may participate in any Underwritten Offering for equity securities of the Company pursuant to a Registration initiated by the Company hereunder unless such Holder (a) agrees to sell such Holder’s securities on the basis provided in any underwriting and other arrangements approved by the Company and (b) completes and executes all customary questionnaires, powers of attorney, indemnities, lock-up agreements, underwriting agreements and other customary documents as may be reasonably required under the terms of such underwriting arrangements. Subject to the minimum thresholds set forth in subsections  2.1.3 and 2.1.4 of this Agreement, the exclusion of a Holder’s Registrable Securities as a result of this Section 3.3 shall not affect the registration of the other Registrable Securities to be included in such Registration.

3.4             Suspension of Sales; Adverse Disclosure; Restrictions on Registration Rights.

3.4.1        Upon receipt of written notice from the Company that a Registration Statement or Prospectus contains a Misstatement, each Holder shall forthwith discontinue disposition of Registrable Securities until it has received copies of a supplemented or amended Prospectus correcting the Misstatement (it being understood that the Company hereby covenants to prepare and file such supplement or amendment as soon as reasonably practicable after the time of such notice), or until it is advised in writing by the Company that the use of the Prospectus may be resumed.

3.4.2        If the filing, initial effectiveness or continued use of a Registration Statement in respect of any Registration at any time would (a) require the Company to make an Adverse Disclosure, (b) require the inclusion in such Registration Statement of financial statements that are unavailable to the Company for reasons beyond the Company’s control or (c) in the good faith judgment of the majority of the Board, be seriously detrimental to the Company, and the majority of the Board concludes as a result that it is essential to defer such filing, initial effectiveness or continued use at such time, the Company may, upon giving prompt written notice of such action to the Holders (which notice shall not specify the nature of the event giving rise to such delay or suspension), delay the filing or initial effectiveness of, or suspend use of, such Registration Statement for the shortest period of time, but in no event more than sixty (60) days, determined in good faith by the Company to be necessary for such purpose; provided that such right to delay or suspend shall be exercised by the Company not more than two (2) times, which may be consecutive, in any 12-month period. In the event the Company exercises its rights under the preceding sentence, the Holders agree to suspend, immediately upon their receipt of the notice referred to above, their use of the Prospectus relating to any Registration in connection with any sale or offer to sell Registrable Securities. The Company shall immediately notify the Holders of the expiration of any period during which it exercised its rights under this Section 3.4.

3.4.3        (a) During the period starting with the date sixty (60) days prior to the Company’s good faith estimate of the date of the filing of, and ending on a date one hundred and twenty (120) days after the effective date of, a Company-initiated Registration and provided that the Company continues to actively employ, in good faith, all reasonable efforts to maintain the effectiveness of the applicable Shelf Registration Statement, or (b) if, pursuant to subsection 2.1.4, a Demanding Holder has requested an Underwritten Shelf Takedown and the Company and such Demanding Holder are unable to obtain the commitment of underwriters to firmly underwrite such offering, the Company may, upon giving prompt written notice of such action to the Holders, delay any other registered offering pursuant to subsection 2.1.4.

3.5             Reporting Obligations. As long as any Holder shall own Registrable Securities, the Company, at all times while it shall be a reporting company under the Exchange Act, covenants to file timely (or obtain extensions in respect thereof and file within the applicable grace period) all reports required to be filed by the Company after the date hereof pursuant to Sections 13(a) or 15(d) of the Exchange Act and to promptly upon request by a Holder furnish such Holder with true and complete copies of all such filings; provided that any documents publicly filed or furnished with the Commission pursuant to EDGAR shall be deemed to have been furnished or delivered to the Holders pursuant to this Section 3.5.

3.6             Other Obligations. In connection with a sale or transfer of Registrable Securities exempt from Section 5 of the Securities Act or through any broker-dealer transactions described in the plan of distribution set forth within the Prospectus and pursuant to the Registration Statement of which such Prospectus forms a part, the Company shall, subject to the receipt of any customary documentation reasonably required from the applicable Holders and/or their broker(s) in connection therewith, (a) promptly instruct its transfer agent to remove any restrictive legends applicable to the Registrable Securities being sold or transferred and (b) to the extent required by the transfer agent, cause its legal counsel to deliver the necessary legal opinions, if any, to the transfer agent in connection with the instruction under subclause (a). In addition, the Company shall cooperate reasonably with, and take such customary actions as may reasonably be requested by the Holders, in connection with the aforementioned sales or transfers; provided, however, that the Company shall have no obligation to participate in any “road shows” or assist with the preparation of any offering memoranda or related documentation with respect to any sale or transfer of Registrable Securities in any transaction that does not constitute an Underwritten Offering.

Article IV

Indemnification and Contribution

4.1             Indemnification.

4.1.1        The Company agrees to indemnify, to the extent permitted by law, each Holder of Registrable Securities, its officers and directors and each person who controls such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including reasonable and documented attorneys’ fees) caused by any untrue or alleged untrue statement of material fact contained in any Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same are caused by or contained in (or not contained in, in the case of an omission) any information or affidavit furnished in writing to the Company by or on behalf of such Holder expressly for use therein. The Company shall indemnify the Underwriters, their officers and directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to the indemnification of the Holder.

4.1.2        In connection with any Registration Statement in which a Holder of Registrable Securities is participating, such Holder shall furnish (or cause to be furnished) to the Company in writing such information and affidavits as the Company reasonably requests for use in connection with any such Registration Statement or Prospectus (the “Holder Information”) and, to the extent permitted by law, shall indemnify the Company, its directors and officers and agents and each person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities and reasonable and documented out of pocket expenses (including, without limitation, reasonable and documented attorneys’ fees) resulting from any untrue or alleged untrue statement of material fact contained in the Registration Statement, Prospectus or preliminary Prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or omission is contained in (or not contained in, in the case of an omission) any information or affidavit so furnished in writing by or on behalf of such Holder expressly for use therein; provided, however, that the obligation to indemnify shall be several, not joint and several, among such Holders of Registrable Securities, and the liability of each such Holder shall be in proportion to and limited to the net proceeds received by such Holder from the sale of Registrable Securities pursuant to such Registration Statement. The Holders shall indemnify the Underwriters, their officers, directors and each person who controls such Underwriters (within the meaning of the Securities Act) to the same extent as provided in the foregoing with respect to indemnification of the Company.

4.1.3        Any person entitled to indemnification herein shall (a) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give prompt notice shall not impair any person’s right to indemnification hereunder to the extent such failure has not materially prejudiced the indemnifying party) and (b) unless in such indemnified party’s reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party. If such defense is assumed, the indemnifying party shall not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent shall not be unreasonably withheld, conditioned or delayed). An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim shall not be obligated to pay the fees and expenses of more than one (1) counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim. No indemnifying party shall, without the consent of the indemnified party, consent to the entry of any judgment or enter into any settlement which cannot be settled in all respects by the payment of money (and such money is so paid by the indemnifying party pursuant to the terms of such settlement) or which settlement does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation.

4.1.4        The indemnification provided for under this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director or controlling person of such indemnified party and shall survive the transfer of securities. The Company and each Holder participating in an offering also agrees to make such provisions as are reasonably requested by any indemnified party for contribution to such party in the event the Company’s or such Holder’s indemnification is unavailable for any reason.

4.1.5        If the indemnification provided under this Section 4.1 from the indemnifying party is unavailable or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities and expenses referred to herein, then the indemnifying party, in lieu of indemnifying the indemnified party, shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages, liabilities and expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party, as well as any other relevant equitable considerations. The relative fault of the indemnifying party and indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, was made by, or relates to information supplied by, such indemnifying party or indemnified party, and the indemnifying party’s and indemnified party’s relative intent, knowledge, access to information and opportunity to correct or prevent such action; provided, however, that the liability of any Holder under this subsection 4.1.5 shall be limited to the amount of the net proceeds received by such Holder in such offering giving rise to such liability. The amount paid or payable by a party as a result of the losses or other liabilities referred to above shall be deemed to include, subject to the limitations set forth in subsections 4.1.1, 4.1.2 and 4.1.3 above, any legal or other fees, charges or expenses reasonably incurred by such party in connection with any investigation or proceeding. The parties hereto agree that it would not be just and equitable if contribution pursuant to this subsection 4.1.5 were determined by pro rata allocation or by any other method of allocation, which does not take account of the equitable considerations referred to in this subsection 4.1.5. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution pursuant to this subsection 4.1.5 from any person who was not guilty of such fraudulent misrepresentation.

Article V

Miscellaneous

5.1             Notices. Any notice or communication under this Agreement must be in writing and given by (i) deposit in the United States mail, addressed to the party to be notified, postage prepaid and registered or certified with return receipt requested, (ii) delivery in person or by courier service providing evidence of delivery, or (iii) transmission by hand delivery or electronic mail. Each notice or communication that is mailed, delivered, or transmitted in the manner described above shall be deemed sufficiently given, served, sent, and received, in the case of mailed notices, on the third business day following the date on which it is mailed and, in the case of notices delivered by courier service, hand delivery, or electronic mail, at such time as it is delivered to the addressee (with the delivery receipt of the intended participant or the affidavit of messenger) or at such time as delivery is refused by the addressee upon presentation. Any notice or communication under this Agreement must be addressed, if to the Company, to: 26180 Curtiss Wright Pkwy, Cleveland, OH 44143, Attention: Kenneth C. Ricci; and, if to any Holder, at such Holder’s address or contact information as set forth in the Company’s books and records. Any party may change its address for notice at any time and from time to time by written notice to the other parties hereto, and such change of address shall become effective 30 days after delivery of such notice as provided in this Section 5.1.

5.2             Assignment; No Third Party Beneficiaries.

5.2.1        This Agreement and the rights, duties and obligations of the Company hereunder may not be assigned or delegated by the Company in whole or in part.

5.2.2        Following the expiration of the Lock-up Period, the rights granted to a Holder by the Company hereunder may be transferred or assigned (but only with all related obligations) by a Holder only to a Permitted Transferee of such Holder; provided, that (i) such transfer or assignment of Registrable Securities is effected in accordance with applicable securities laws (subject to reasonable verification by the Company), (ii) the Company is, within a reasonable time after such transfer, furnished with written notice of the name and address of such transferee and the Registrable Securities with respect to which such rights are being transferred and (iii) such transferee agrees in a written instrument delivered to the Company to be bound by and subject to the terms and conditions of this Agreement. Notwithstanding the foregoing, prior to the expiration of the Lock-up Period, the rights granted to a Holder by the Company hereunder may be transferred or assigned (but only with all related obligations) by such Holder subject to the Lock-up Period in connection with any Transfer of Registrable Securities made in accordance with the terms of the Stockholders’ Agreement, so long as the conditions set forth in the proviso to the immediately preceding sentence are satisfied.

5.2.3        This Agreement and the provisions hereof shall be binding upon and shall inure to the benefit of each of the parties and its successors and the permitted assigns of the Holders, which shall include Permitted Transferees.

5.2.4        Other than as expressly set forth herein, this Agreement is for the sole benefit of the parties hereto and their respective successors and permitted assigns and nothing in this Agreement expressed or implied shall give or be construed to give to any person or entity, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights under this Agreement.

5.2.5        No assignment by any party hereto of such party’s rights, duties and obligations hereunder shall be binding upon or obligate the Company unless and until the Company shall have received (a) written notice of such assignment as provided in Section 5.1 hereof and (b) the written agreement of the assignee, in a form reasonably satisfactory to the Company, to be bound by the terms and provisions of this Agreement (which may be accomplished by an addendum or certificate of joinder to this Agreement). Any transfer or assignment made other than as provided in this Section 5.2 shall be null and void.

5.3             Execution of Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by electronic transmission to counsel for the other Parties of a counterpart executed by a Party shall be deemed to meet the requirements of the previous sentence. Facsimile or electronic mail transmission of counterpart signatures to this Agreement shall be acceptable and binding.

5.4             Governing Law; Venue.

5.4.1        This Agreement, and all Actions based upon, arising out of, or related to this Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of laws of another jurisdiction.

5.5             Any Action based upon, arising out of or related to this Agreement must be brought in the federal and state courts located in the Borough of Manhattan, or, if it has or can acquire jurisdiction, in the District Court of the Southern District of New York and of any Federal District Court sitting in New York, New York (collectively, the “Designated Courts”), and each of the parties irrevocably (i) submits to the exclusive jurisdiction of the Designated Courts in any such proceeding or Action, (ii) waives any objection it may now or hereafter have to personal jurisdiction, venue or to convenience of forum, (iii) agrees that all claims in respect of the proceeding or Action shall be heard and determined only in such Designated Court, and (iv) agrees not to bring any proceeding or Action arising out of or relating to this Agreement in any other court. Nothing herein contained shall be deemed to affect the right of any party to serve process in any manner permitted by Law or to commence Legal Proceedings or otherwise proceed against any other party in any other jurisdiction, in each case, to enforce judgments obtained in any Action, suit or proceeding brought pursuant to this subsection 5.4.2.

5.6             Waiver of Jury Trial. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PARTY HEREBY IRREVOCABLY, UNCONDITIONALLY AND VOLUNTARILY WAIVES ANY RIGHT SUCH PARTY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY ACTION, SUIT OR PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT.

5.7             Amendments and Waivers. Only upon the written consent of the Company and the Holders of at least a majority in interest of the total Registrable Securities at the time in question, compliance with any of the provisions, covenants and conditions set forth in this Agreement may be waived, or any of such provisions, covenants or conditions may be amended or modified; provided, however, that notwithstanding the foregoing, any amendment hereto or waiver hereof that adversely affects one Holder, solely in its capacity as a holder of the shares of capital stock of the Company, in a manner that is materially different from the other Holders (in such capacity) shall require the consent of the Holder so affected. No provision of this Agreement may be waived unless such waiver is in writing and signed by the party or parties against whom such waiver is to be effective. No course of dealing between any Holder or the Company and any other party hereto or any failure or delay on the part of a Holder or the Company in exercising any rights or remedies under this Agreement shall operate as a waiver of any rights or remedies of any Holder or the Company. No single or partial exercise of any rights or remedies under this Agreement by a party shall operate as a waiver or preclude the exercise of any other rights or remedies hereunder or thereunder by such party. The rights and remedies of the parties hereunder are cumulative and are not exclusive of any rights or remedies that they would otherwise have hereunder.

5.8             Other Registration Rights. The Company represents and warrants that no person, other than a Holder of Registrable Securities, a PIPE Investor and a holder of public warrants that were issued as part of the units in Horizon’s initial public offering, which warrants were assumed by the Company in connection with the Closing, has any right to require the Company to register any securities of the Company for sale or to include such securities of the Company in any Registration Statement filed by the Company for the sale of securities for its own account or for the account of any other person.

5.9             Opt-Out Requests. Each Holder shall have the right, at any time and from time to time (including after receiving information regarding any potential public offering), to elect to not receive any notice that the Company or any other Holders otherwise are required to deliver pursuant to this Agreement by delivering to the Company a written statement signed by such Holder that it does not want to receive any notices hereunder (an “Opt-Out Request”); in which case and notwithstanding anything to the contrary in this Agreement the Company and other Holders shall not be required to, and shall not, deliver any notice or other information required to be provided to Holders hereunder to the extent that the Company or such other Holders reasonably expect would result in a Holder acquiring material non-public information within the meaning of Regulation FD promulgated under the Exchange Act. An Opt-Out Request may state a date on which it expires or, if no such date is specified, shall remain in effect indefinitely. A Holder who previously has given the Company an Opt-Out Request may revoke such request at any time, and there shall be no limit on the ability of a Holder to issue and revoke subsequent Opt-Out Requests; provided that each Holder shall use commercially reasonable efforts to minimize the administrative burden on the Company arising in connection with any such Opt-Out Requests.

5.10          Rule 144. With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act, the Company covenants that it will (a) make available information necessary to comply with Rule 144, if available with respect to resales of the Registrable Securities under the Securities Act, at all times, and (b) take such further action as the Holders may reasonably request, all to the extent required from time to time to enable such Holders to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 promulgated under the Securities Act (if available with respect to resales of the Registrable Securities), as such rule may be amended from time to time.

5.11          Term. This Agreement shall terminate upon the earlier of (i) the fifth (5th) anniversary of the date hereof or (ii) with respect to any Holder, on the date that such Holder no longer holds any Registrable Securities. The provisions of Section 3.5 and Article IV shall survive any termination.

5.12          Holder Information. Each Holder agrees, if requested in writing, to represent to the Company the total number of Registrable Securities held by such Holder in order for the Company to make determinations hereunder, including, without limitation, for purposes of Section 5.7 hereof.

5.13          Severability. It is the desire and intent of the parties that the provisions of this Agreement be enforced to the fullest extent permissible under the laws and public policies applied in each jurisdiction in which enforcement is sought. Accordingly, if any particular provision of this Agreement shall be adjudicated by a court of competent jurisdiction to be invalid, prohibited or unenforceable for any reason, such provision, as to such jurisdiction, shall be ineffective, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction. Notwithstanding the foregoing, if such provision could be more narrowly drawn so as not to be invalid, prohibited or unenforceable in such jurisdiction, it shall, as to such jurisdiction, be so narrowly drawn, without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

5.14          Specific Performance. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the Company shall be entitled to an injunction or injunctions to prevent breaches of this Agreement by a Holder and to enforce specifically the terms and provisions hereof.

5.15          Entire Agreement; Restatement. This Agreement constitutes the full and entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to such subject matter. Upon the Closing, the Original Agreement shall no longer be of any force or effect. Upon any amendment or restatement, this Agreement shall no longer be of any force or effect.

5.16          Distributions. In the event that any Holder distributes, or has distributed, any of its Registrable Securities to its direct and/or indirect equity holders, such distributees shall be treated as the applicable Holder hereunder; provided that only the holders of a majority-in-interest of the Registrable Securities held by all such distributees, as determined in good faith by the Company, shall be entitled to take any action under this Agreement that such Holder is entitled to take, provided, further, that such distributees, taken as a whole, shall not be entitled to rights in excess of those conferred to the applicable Holder, as if it remained a single entity party to this Agreement.

5.17          Adjustments. If, and as often as, there are any changes in the Registrable Securities by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization, recapitalization or sale, or by any other means, appropriate adjustment shall be made in the provisions of this Agreement, as may be required, so that the rights, privileges, duties and obligations hereunder shall continue with respect to the Registrable Securities as so changed.

5.18          Further Assurances. From time to time, at another party’s request and without further consideration (but at the requesting party’s reasonable cost and expense), each party shall execute and deliver such additional documents and take all such further action as may be reasonably necessary to consummate the transactions contemplated by this Agreement.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first above written.

COMPANY:

FLEXJET, INC.

By:
Name:
Title:

FLEXJET SUB, LLC

By:
Name:
Title:

HOLDERS:
DIRECTIONAL CAPITAL LLC

By:
Name:
Title:

ELDRIDGE INDUSTRIES, LLC

By:
Name:
Title:

HORIZON II SPONSOR, LLC

By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]

EPIC HOLDERS:

[●]

By:
Name:
Title:

[●]
By:
Name:
Title:

[Signature Page to Amended and Restated Registration Rights Agreement]